Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C.SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies that this Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of First Capital Bancorp, Inc.

Date:	March 31, 2011	By:	/s/ John M. Presley
John M. Presley Managing Director and Chief Executive Officer

		By:	/s/ William W. Ranson
William W. Ranson Senior Vice President and CFO (Principal Accounting and Financial Officer)